UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 15, 2009

RURAL ELECTRIC COOPERATIVE GRANTOR TRUST (KEPCO) SERIES 1997
(Exact name of registrant as specified in its charter)

New York	333-25029	36-7233686
(State or other jurisdic-	(Commission File	(IRS Employer
tion of incorporation)	Number)	Identification No.)

National Rural Utilities Cooperative Finance Corporation
Woodland Park, 2201 Cooperative Way, Herndon, VA		20171-3025
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (703) 709-6700

(Former name or former address, if changed since last report)

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR) 240.13e-4(c))

Item 8.01	Other Events

In accordance with Section 5.1 of the First Amendment to the Trust Agreement, a semi-annual report dated
June 15, 2009 was sent to certificateholders.  A copy of the report appears as an exhibit to this filing.

Item 9.01	Financial Statements and Exhibits

	Exhibits

	The following exhibit is filed herewith:
	(c)	20.1	Semi-annual Report to Certificateholders dated June 15, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RURAL UTILITIES COOPERATIVE
FINANCE CORPORATION

/s/ STEVEN L. LILLY
Steven L. Lilly, Chief Financial Officer

June 17, 2009